Exhibit 99.2 AUGUST 3, 2020Exhibit 99.2 AUGUST 3, 2020

FORWARD LOOKING STATEMENTS AND OTHER DISCLOSURES This presentation contains forward-looking statements within the meaning of federal securities laws. These forward-looking statements are not historical facts but rather are based on our current beliefs, assumptions and expectations. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us or are within our control. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. You should not place undue reliance on these forward-looking statements, which reflect our view only as of the date of this presentation. We use words such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “seek,” “estimate,” “target,” and variations of these words and similar expressions to identify forward-looking statements. Forward-looking statements are subject to various risks and uncertainties that could cause actual results to vary from our forward-looking statements, including, but not limited to: § changes in our industry, interest rates, the debt securities markets, real§ the timing of cash flows, if any, from our investments; estate markets or the general economy;§ unanticipated increases in financial and other costs, including a rise in § increased rates of default and/or decreased recovery rates on our interest rates; investments;§ our ability to maintain compliance with over-collateralization and interest § the performance and financial condition of our borrowers; coverage tests in our CDOs and/or CLOs; § the cost and availability of our financings, which depend in part on our§ our dependence on ACRES Capital, LLC, our “Manager”, and ability to asset quality, the nature of our relationships with our lenders and other find a suitable replacement in a timely manner, or at all, if we or our capital providers, our business prospects and outlook and general market Manager were to terminate the management agreement; conditions;§ environmental and/or safety requirements; § the availability and attractiveness of terms of additional debt repurchases;§ our ability to satisfy complex rules in order for us to qualify as a REIT, for § availability, terms and deployment of short-term and long-term capital; federal income tax purposes and qualify for our exemption under the § availability of, and ability to retain, qualified personnel; Investment Company Act of 1940, as amended, and our ability and the § changes in our business strategy; ability of our subsidiaries to operate effectively within the limitations § availability of investment opportunities in commercial real estate-related imposed by these rules; and commercial finance assets;§ legislative and regulatory changes (including changes to laws governing § the degree and nature of our competition; the taxation of REITs or the exemptions from registration as an § the resolution of our non-performing and sub-performing assets; investment company); and § our ability to comply with financial covenants in our debt instruments;§ other factors discussed under Item IA. Risk Factors in our Annual Report § the adequacy of our cash reserves and working capital; on Form 10-K for the year ended December 31, 2019 and under Item IA. § The outbreak of widespread contagious disease, such as the novel Risk Factors in our Quarterly Report on Form 10-Q for the quarter ended coronavirus, COVID-19; March 31, 2020, and those factors that may be contained in any subsequent filing we make with the Securities and Exchange Commission We undertake no obligation, and specifically disclaim any obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this presentation might not occur and actual results, performance or achievement could differ materially from those anticipated or implied in the forward-looking statements. 1FORWARD LOOKING STATEMENTS AND OTHER DISCLOSURES This presentation contains forward-looking statements within the meaning of federal securities laws. These forward-looking statements are not historical facts but rather are based on our current beliefs, assumptions and expectations. These beliefs, assumptions and expectations can change as a result of many possible events or factors, not all of which are known to us or are within our control. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. You should not place undue reliance on these forward-looking statements, which reflect our view only as of the date of this presentation. We use words such as “anticipate,” “expect,” “intend,” “plan,” “believe,” “seek,” “estimate,” “target,” and variations of these words and similar expressions to identify forward-looking statements. Forward-looking statements are subject to various risks and uncertainties that could cause actual results to vary from our forward-looking statements, including, but not limited to: § changes in our industry, interest rates, the debt securities markets, real§ the timing of cash flows, if any, from our investments; estate markets or the general economy;§ unanticipated increases in financial and other costs, including a rise in § increased rates of default and/or decreased recovery rates on our interest rates; investments;§ our ability to maintain compliance with over-collateralization and interest § the performance and financial condition of our borrowers; coverage tests in our CDOs and/or CLOs; § the cost and availability of our financings, which depend in part on our§ our dependence on ACRES Capital, LLC, our “Manager”, and ability to asset quality, the nature of our relationships with our lenders and other find a suitable replacement in a timely manner, or at all, if we or our capital providers, our business prospects and outlook and general market Manager were to terminate the management agreement; conditions;§ environmental and/or safety requirements; § the availability and attractiveness of terms of additional debt repurchases;§ our ability to satisfy complex rules in order for us to qualify as a REIT, for § availability, terms and deployment of short-term and long-term capital; federal income tax purposes and qualify for our exemption under the § availability of, and ability to retain, qualified personnel; Investment Company Act of 1940, as amended, and our ability and the § changes in our business strategy; ability of our subsidiaries to operate effectively within the limitations § availability of investment opportunities in commercial real estate-related imposed by these rules; and commercial finance assets;§ legislative and regulatory changes (including changes to laws governing § the degree and nature of our competition; the taxation of REITs or the exemptions from registration as an § the resolution of our non-performing and sub-performing assets; investment company); and § our ability to comply with financial covenants in our debt instruments;§ other factors discussed under Item IA. Risk Factors in our Annual Report § the adequacy of our cash reserves and working capital; on Form 10-K for the year ended December 31, 2019 and under Item IA. § The outbreak of widespread contagious disease, such as the novel Risk Factors in our Quarterly Report on Form 10-Q for the quarter ended coronavirus, COVID-19; March 31, 2020, and those factors that may be contained in any subsequent filing we make with the Securities and Exchange Commission We undertake no obligation, and specifically disclaim any obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In light of these risks and uncertainties, the forward-looking events and circumstances discussed in this presentation might not occur and actual results, performance or achievement could differ materially from those anticipated or implied in the forward-looking statements. 1

FORWARD LOOKING STATEMENTS AND OTHER DISCLOSURES (CONTINUED) Past performance is not indicative of future results. There is no guarantee that any investment strategy referenced herein will work under any market conditions. Prior to making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. This presentation contains information regarding financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), which management believes is relevant to assessing Exantas Capital Corp.’s (“Exantas’s,” “XAN’s” or the “Company’s”) financial performance. Unless otherwise indicated, information included in this presentation is as of or for the period ended June 30, 2020. No Offer or Sale of Securities This presentation is for informational purposes only and does not constitute an offer to sell or the solicitation of any offer to buy any securities of XAN or any other entity. Any offering of securities would be made pursuant to separate documentation and any such securities would not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. 2FORWARD LOOKING STATEMENTS AND OTHER DISCLOSURES (CONTINUED) Past performance is not indicative of future results. There is no guarantee that any investment strategy referenced herein will work under any market conditions. Prior to making any investment decision, you should evaluate your ability to invest for the long-term, especially during periods of downturns in the market. You alone assume the responsibility of evaluating the merits and risks associated with any potential investment or investment strategy referenced herein. This presentation contains information regarding financial results that is calculated and presented on the basis of methodologies other than in accordance with accounting principles generally accepted in the United States (“GAAP”), which management believes is relevant to assessing Exantas Capital Corp.’s (“Exantas’s,” “XAN’s” or the “Company’s”) financial performance. Unless otherwise indicated, information included in this presentation is as of or for the period ended June 30, 2020. No Offer or Sale of Securities This presentation is for informational purposes only and does not constitute an offer to sell or the solicitation of any offer to buy any securities of XAN or any other entity. Any offering of securities would be made pursuant to separate documentation and any such securities would not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. 2

TRANSACTION OVERVIEW

EXANTAS

- ACRES Capital, LLC, a subsidiary of ACRES Capital Corp. (collectively, "ACRES"), is pleased to announce its purchase of the Management Agreement of Exantas Capital Corp. ("Exantas," "XAN", or the "Company") from an affiliate of C-III Capital Partners ("C-III"), and the appointments of Andrew Fentress as Chairman and Mark Fogel as President, CEO & Board member of Exantas

- ACRES is a private commercial real estate lender exclusively dedicated to nationwide middle market CRE lending with a focus on multifamily, student housing, hospitality, office and independent senior living in top US markets

- In addition, Massachusetts Mutual Life Insurance Company ("MassMutual") and a fund managed by Oaktree Capital Management ("Oaktree") have executed strategic financing agreements (the "Financing") to provide Exantas with up to $375 million of capital

  - $250 million 7-year senior secured financing facility provided by MassMutual; flexible terms include a two-year revolving period and no prepayment penalty after year one

  - $125 million 7-year unsecured notes provided by Oaktree and MassMutual, with $50 million drawn at closing and up to $75 million to be drawn from time to time at Exantas's option

- The Financing benefits Exantas as follows:

  - Exantas will have the ability to fully repay its repurchase and warehouse facilities, which eliminates all margin call risk under those facilities

  - Exantas will have approximately $165 million of liquidity, from the combination of Oaktree and MassMutual's additional $75 million commitment and $90 million of unrestricted cash(1), to begin to implement the Company's business plan to preserve and grow book value and earnings

(1) As of July 31, 2020.

EXANTAS

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ACRES CAPITAL OVERVIEW

- ACRES is a private commercial real estate lender exclusively dedicated to nationwide middle market CRE lending with a focus on multifamily, student housing, hospitality, office and independent senior living in top US markets
- As of June 2020, ACRES manages and services $1.1 billion(1) in assets
- ACRES current strategy is complimentary, providing transitional and construction financing to leading sponsors
- Extensive public company and mortgage REIT operating experience from ACRES senior team members
- ACRES has a dedicated team of 26 professionals and is adding 18 members of the former C-III team, including Dave Bryant in his current role as CFO of Exantas
- Since inception, ACRES has invested in 77 transactions, representing over $1.6 billion in total volume
- Over 65% of ACRES loans have been to the housing segment since inception
- Firm is closely held, with 85% owned by management and founders
- ACRES Capital, LLC is an SEC-registered investment adviser

ACRES Platform – Since Inception

$1.6 Billion
Total Invested Capital

24 Months
Average Loan Term

77 Loans / 37 Realized
Number of Investments

61%
Average Stabilized LTV

$21 Million
Average Position Size

100% First Mortgage
Security

Transaction Map



(1) *As of June 30, 2020, ACRES manages and services $1.1 billion of gross loan commitments and REO properties, which is not calculated using the same definition or calculation of Regulatory Assets Under Management for purposes of the Firm's Form ADV filed with the Securities & Exchange Commission as it includes ACRES' proprietary balance sheet capital.*

EXANTAS 4

ACRES MANAGEMENT TEAM

EXANTAS

Andrew Fentress – Chairman, Exantas[(1)]



- Managing Partner and Head of Capital Markets at ACRES
- Previously co-founded Medley, a private lender in the US corporate market
- Served as a Managing Director at Napier Park in the Special Situations Group
- Received a BS from Boston College and an MBA from the University of North Carolina's Kenan Flagler School of Business

Mark Fogel – President & CEO, Exantas[(1)]



- Founded ACRES in 2012 and serves as President and CEO
- Previously served as Head of Asset Management for Arbor Realty Trust, a NYSE publicly traded mortgage REIT
- Received a BS from the University of Delaware and an MS in Real Estate Investment and Development from NYU

Martin Reasoner – Origination, ACRES



- Managing Partner and Head of Origination
- Prior experience as a Partner in Creekside Investments (a real estate investment partnership)
- Played for 15 years with the National Hockey League
- Received a BS from Boston College as a First-Team All American

Jaclyn Jesberger – General Counsel, ACRES



- Chief Compliance Officer & General Counsel
- Previously served as Associate General Counsel at Arbor Realty Trust and as internal counsel at Credit Suisse
- Received a BA from Adelphi University and a JD from Fordham University School of Law

Greg Hayes – Asset Management, ACRES



- Managing Director, Asset Management
- Senior Vice President to UC Funds, where he oversaw the asset management team and managed a highly structured, $1 billion loan portfolio
- Suffolk Construction, Inc., where he worked as a project manager and was responsible for the successful management and completion of $475 million worth of commercial construction projects

Kyle Brengel – Chief Operating Officer, ACRES



- COO and Managing Director, Capital Markets
- Previously worked at Napier Park in the Special Situations Group
- Prior experience on Direct Lending Team at Ares Management
- Received a BS from Fordham University

(1) Denotes Exantas Board Member.

EXANTAS
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SENIOR SECURED FINANCING OVERVIEW

EXANTAS

Key Terms(1)

Lender	Massachusetts Mutual Life Insurance Company ("MassMutual")
Commitment Amount	$250 Million
Interest Rate	5.75%
Advance Rate	55%
Term	7 Years (2 Years Revolving; 5 Year Term Thereafter)
Prepayment Penalty	Non-call provision for 6 months; 1% of Par during Year 1; None thereafter

(1) *Additional detail is available in XAN's form 8-K filed on August 3, 2020.*

Strategic Rationale

- Exantas can draw on the MassMutual facility to fully repay its repurchase and warehouse facilities, eliminating the potential for any future margin calls under those facilities
- Able to finance assets in challenged sectors (i.e. hospitality, retail) as well as junior participations and REO assets
- Flexible operating terms include a two-year revolving period and no prepayment penalty after year one
  - Ability to move assets into a CLO execution

MassMutual ACRES CAPITAL

EXANTAS 6

UNSECURED NOTES OVERVIEW

EXANTAS

Key Terms[1]	
Investors	Fund managed by Oaktree Capital Management, L.P. ("Oaktree"); Massachusetts Mutual Life Insurance Company ("MassMutual")
Commitment Amount	Tranche I: $50 Million Tranche II: $75 Million Total: $125 Million
Interest Rate	Cash: 8.75% PIK: 3.25% Total: 12.00%
Term	7 Years
Issuance Period	Tranche I funded immediately at closing; Additional tranches available in minimum $10MM draws (and $1MM increments in excess of $10MM) for 18 months following closing
Amortization	Interest Only
Prepayment Provisions	During Years 1-2: 2-Year make-whole discounted at T+50, plus 5% of Par; during Years 3-4: 3% of Par; during Year 5: 2% of Par; during Year 6: 1% of Par; 0% thereafter
Warrants	Tranche I: 1.4 Million Tranche II: Up to 2.1 Million Total: Up to 3.5 Million
Warrant Strike Price	$0.01
Warrant Term	7 Years

(1) *Additional detail is available in XAN's form 8-K filed on August 3, 2020.*

Strategic Rationale

- Initial investment of $50 million at close with additional $75 million available over 18 months at Exantas's option, providing balance sheet flexibility and liquidity reserve
- Provides capital to address key strategic initiatives
  - Portfolio management: protect CLO interests and equity by managing through challenged credits
  - Opportunistic balance sheet management
  - Originate new loans
  - General corporate liquidity

OAKTREE

MassMutual

ACRES CAPITAL

EXANTAS 7

TRANSACTION STRATEGIC BENEFITS

EXANTAS

- ACRES is a dedicated middle market real estate lender with a robust origination platform and a proven ability to source and maintain sponsor relationships that will benefit Exantas as it restarts its originations business
- Proactive approach to asset management is intended to drive incremental value from existing loan portfolio
- Financing Agreements materially increase liquidity profile of the Company and are structured with flexible terms that create optionality
  - While the majority of Exantas's portfolio is dedicated to multifamily loans made to high quality sponsors, new capital will allow Exantas to manage loans facing unique distress related to COVID and protect shareholder equity
  - Opportunity to accretively deleverage the balance sheet via debt and preferred repurchases
  - Ability to repurchase common shares at significant discounts to book value
- ACRES is committed to delivering long-term value for Exantas shareholders
  - Focus on protecting and growing book value per share
  - Originate new loans in this less competitive environment
  - Grow earnings and evaluate dividend payments at competitive and sustainable levels as soon as practicable

EXANTAS

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